UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2017

Fortress Transportation and Infrastructure Investors LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37386	32-0434238
(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 798-6100

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 24, 2017, Fortress Transportation and Infrastructure Investors LLC (the “Company”) filed with the Securities and Exchange Commission (the “Commission”) a prospectus supplement (the “Option Plan Prospectus Supplement”) to the prospectus dated February 24, 2017, included in the Company’s automatic shelf registration statement on Form S-3ASR (No. 333-216247) (the “Shelf Registration Statement”).  The Option Plan Prospectus Supplement was filed for the purpose of registering the issuance of securities pursuant to the Fortress Transportation and Infrastructure Investors LLC Nonqualified Stock Option and Incentive Award Plan (the “Option Plan”) or in connection with resales from time to time by certain individuals who are eligible to receive such securities (collectively, the “Selling Shareholders”).

Specifically, the Option Plan Prospectus Supplement registers 29,940,509 of the Company’s common shares, par value $0.01 per share (“Common Shares”) available as of the date hereof for issuance under the Option Plan. The Company will receive the exercise or purchase price of certain shares-based awards under the Plan if and when such awards are exercised or purchased for cash.  The Company will not receive any proceeds if the shares-based awards are exercised on a cashless basis.

In addition, the Option Plan Prospectus Supplement registers 59,491 shares of Common Stock that may be offered for resale from time to time by the Selling Shareholders to whom the shares have been or may be issued under the Option Plan (including, without limitation, in connection with the exercise of options). The Company will not receive any proceeds from the sale of its Common Stock by such Selling Shareholders.

In connection with the filing of the Option Plan Prospectus Supplement, the Company is filing an opinion of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, regarding the legality of the securities being registered pursuant to the Option Plan Prospectus Supplement, which opinion is attached as Exhibit 5.1 to this Current Report on Form 8-K.

On February 24, 2017, the Company also filed with the Commission a prospectus supplement (the “DRIP Prospectus Supplement”) to the Shelf Registration Statement, registering 8,000,000 Common Shares to be offered pursuant to the Fortress Transportation and Infrastructure Investors LLC Dividend Reinvestment Plan (the “DRIP”).

In connection with the filing of the DRIP Prospectus Supplement, the Company is filing an opinion of its counsel, Skadden, Arps, Slate, Meagher & Flom LLP, regarding the legality of the securities being registered pursuant to the DRIP Prospectus Supplement, which opinion is attached as Exhibit 5.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS TRANSPORTATION AND INFRASTRUCTURE INVESTORS LLC
(Registrant)

/s/ Scott Christopher
Scott Christopher
Interim Chief Financial Officer and Chief Accounting Officer

Date: February 24, 2017

EXHIBIT INDEX

Exhibit Number	Exhibit

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2)